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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-80939, 333-54474 and 333-57522) of Latitude Communications, Inc. of our report dated January 24, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
San Jose, CA March 27, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS